UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   February 4, 2015

GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
GE Commercial Distribution Finance Corporation

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation

333-115582
333-115582-03
333-130782-02
333-130782
333-158937-01
333-158937
333-189041
333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Issuance of Series 2015-1 and Series 2015-2 Notes

On February 4, 2015, GE Dealer Floorplan Master Note Trust (the “Trust”) issued $475,000,000 of Series 2015-1 Class A Asset Backed Notes (the “Series 2015-1 Class A Notes”), $10,000,000 of Series 2015-1 Class B Asset Backed Notes (the “Series 2015-1 Class B Notes”) and $15,000,000 of Series 2015-1 Class C Asset Backed Notes (the “Series 2015-1 Class C Notes”), described in a Prospectus Supplement dated January 29, 2015 to a Prospectus dated January 26, 2015.

On February 4, 2015, the Trust issued $300,000,000 of Series 2015-2 Class A Asset Backed Notes (the “Series 2015-2 Class A Notes”), $6,315,789 of Series 2015-2 Class B Asset Backed Notes (the “Series 2015-2 Class B Notes”) and $9,473,684 of Series 2015-2 Class C Asset Backed Notes (the “Series 2015-2 Class C Notes”), described in a Prospectus Supplement dated January 29, 2015 to a Prospectus dated January 26, 2015.

Use of Proceeds — Series 2015-1 and Series 2015-2

The public offerings of the Series 2015-1 Class A Notes and Series 2015-2 Class A Notes were made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-189041) filed with the Securities and Exchange Commission on June 3, 2013 (as amended by pre-effective amendment no. 1 on June 24, 2013) and declared effective on July 8, 2013.

The public offering of the Series 2015-1 Class A Notes terminated on January 29, 2015 upon the sale of all of the Series 2015-1 Class A Notes. An affiliate of the depositor purchased all of the Series 2015-1 Class B Notes and the Series 2015-1 Class C Notes. No underwriting discount was paid to the underwriters with respect to the Series 2015-1 Class B Notes and the Series 2015-1 Class C Notes purchased by such affiliate. The underwriters of the Series 2015-1 Class A Notes were Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., Santander Investment Securities Inc., SMBC Nikko Securities America, Inc. and CastleOak Securities, L.P. During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2015-1 Class A Notes with respect to underwriting commissions and discounts was $1,187,500 for the Series 2015-1 Class A Notes. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Series 2015-1 Class A Notes are $473,812,500. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Issuer for the Series 2015-1 Class A Notes, after deduction of expenses, are reasonably estimated to be $473,062,500. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The public offering of the Series 2015-2 Class A Notes terminated on January 29, 2015 upon the sale of all of the Series 2015-2 Class A Notes. An affiliate of the depositor purchased all of the Series 2015-2 Class B Notes and the Series 2015-2 Class C Notes. No underwriting discount was paid to the underwriters with respect to the Series 2015-2 Class B Notes and the Series 2015-2 Class C Notes purchased by such affiliate. The underwriters of the Series 2015-2 Class A Notes were Credit Suisse Securities (USA) LLC, Mizuho Securities USA Inc., Santander Investment Securities Inc., SMBC Nikko Securities America, Inc. and CastleOak Securities, L.P. During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Series 2015-2 Class A Notes with respect to underwriting commissions and discounts was $960,000 for the Series 2015-2 Class A Notes. After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Series 2015-2 Class A Notes are $299,040,000. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $750,000 and net proceeds to the Issuer for the Series 2015-2 Class A Notes, after deduction of expenses, are reasonably estimated to be $298,290,000. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to CDF Funding, Inc., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase dealer floorplan receivables from GE Commercial Distribution Finance Corporation, Brunswick Acceptance Company, LLC, General Electric Capital Corporation and Polaris Acceptance. In addition, CDF Funding, Inc. may also use the net proceeds for general corporate purposes, including the payment of those proceeds to its shareholder, which is General Electric Capital Corporation. General Electric Capital Corporation may use the proceeds it receives to repay intercompany debt and for other general corporate purposes. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

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Item 6.05 Securities Act Updating Disclosure

The tables set forth in the attached Exhibit 99.1 set forth the composition of receivables in the trust portfolio by various criteria as of December 31, 2014.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

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Exhibit No.	Document Description

4.1	Series 2015-1 Indenture Supplement, dated as of February 4, 2015 (“Series 2015-1 Supplement”), between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”).

4.2	Series 2015-2 Indenture Supplement, dated as of February 4, 2015 (“Series 2015-2 Supplement”), between the Trust and the Indenture Trustee.

99.1	Composition of the Receivables in the Trust Portfolio.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)

Dated: February 9, 2015	By:	/s/ John E. Peak
	Name:	John E. Peak
	Title:	Vice President

S-1